UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 10, 2007
Avanir Pharmaceuticals
(Exact name of registrant as specified in its charter)

California	001-15803	33-0314804

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Enterprise, Suite 300, Aliso Viejo, CA	92656

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 389-6700
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 16.1

Item 4.01 Changes in Registrant’s Certifying Accountant
On April 10, 2007, the Audit Committee of the Board of Directors of Avanir Pharmaceuticals (the “Registrant”) dismissed Deloitte & Touche LLP (“D&T”) as the Registrant’s independent registered public accounting firm. Also on that date, the Audit Committee appointed KMJ Corbin & Company, LLP (“KMJ”) as the Registrant’s independent registered public accounting firm for the fiscal year ending September 30, 2007. D&T was notified of its dismissal on April 10, 2007.
The audit reports of D&T on the Registrant’s financial statements for the fiscal years ended September 30, 2005 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that D&T’s report for 2006 included an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, on October 1, 2005. The audit report of D&T on management’s assessment of the effectiveness of internal control over financial reporting as of September 30, 2006 did not contain an adverse opinion or disclaimer of opinion.
In connection with D&T’s audits for the fiscal years ended September 30, 2005 and 2006 and through April 10, 2007, including the interim period ended December 31, 2006, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of such disagreements in connection with its reports. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Registrant’s fiscal years ended September 30, 2005 and 2006 and through April 10, 2007, including the interim period ended December 31, 2006.
The Registrant has provided D&T with a copy of this report and has requested that D&T provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of this letter from D&T is attached hereto as Exhibit 16.1.
During the Registrant’s two most recent fiscal years and through April 10, 2007, including the interim periods ended December 31, 2006 and March 31, 2007, neither the Registrant nor anyone on its behalf has consulted with KMJ regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided by KMJ that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated April 12, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 13, 2007	Avanir Pharmaceuticals
	By:	/s/ Keith Katkin
Keith Katkin
President and Chief Executive Officer